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                                                                   Exhibit 10.26

                              STOCKHOLDER AGREEMENT
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         This Shareholder Agreement, dated as of March 4, 1996 by and among

Sealy Corporation, a Delaware corporation (the "Company"), and Ron L. Jones (the

"Executive").

         WHEREAS, the Company pursuant to the terms of an employment agreement with the Executive dated March 4, 1996 (the "Employment Agreement") and as an inducement to the Executive to become an employee of the Company desires to:

         (a) issue to the Executive 60,000 restricted shares of the Company's Class A Common Stock par value $.01 per share, issued effective March 4, 1996 subject to forfeiture as provided in a separate Restricted Stock Agreement, and

         (b) grant to the Executive options to purchase 400,000 shares of the Company's Class A Common Stock, par value $.01 per share, as provided in a separate Stock Option Agreement.

(such Class A Common Stock hereinafter referred to as the "Stock"); and

         WHEREAS, the Executive desires to receive such Stock and to enter into an agreement concerning, INTER ALIA, the transfer or other disposition of securities of the Company; and

         WHEREAS, the Executive acknowledges he has requested and received all information relating to the Company as is necessary or appropriate under the circumstances;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

     1.   ACQUISITION FOR INVESTMENT. (a) As used in this Agreement, (i) the term "Securities" includes the Stock, any shares of common stock issued to the

Executive upon the exercise of options granted under the Company's Stock

Option Plan, shares of common stock issued to the

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Executive under the Company's Performance Share Plan and all shares of capital stock of the Company issued as a result of any stock dividend on, or stock split or reclassification or conversion of, any other Securities, or issued with respect to any other Securities in connection with any merger or reorganization involving the Company, and (ii) the term "Common Stock" includes all shares of common stock of the Company included within the term "Securities".

            (b)       The Executive represents and warrants to the Company that

(i) all Securities acquired by him are being acquired by him for his own account for investment, and (ii) he will not sell or otherwise dispose of any Securities except in compliance with the Securities Act of 1933, as amended (the "Act"),

the rules and regulations of the Securities and Exchange Commission (the

"Commission") thereunder and the terms of this Agreement. By taking delivery of any Securities, the Executive shall be deemed to have reaffirmed such representation and warranty at and as of the date of delivery.

            (c)       The Executive agrees that, prior to making any disposition of any Securities (other than a disposition to the Company or a disposition pursuant to Section 7), he will give written notice to the Company describing the manner of such proposed disposition. The Executive further agrees that he will not effect such proposed disposition until either (i) the Company has notified him that, in the opinion of counsel for the Company, no registration of such Securities under the Act or registration or qualification under the securities or "blue sky" laws of any state is required in connection with such proposed disposition, or (ii) a registration statement under the Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Act and compliance with applicable state securities or "blue sky"

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laws has been effected. The Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in Sections 1 and 2 hereof shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other Section of this Agreement.

            (d)        The Executive acknowledges that he is familiar with Rule

144, as amended, under the Act, and that he has been advised that Rule 144 permits, only under certain circumstances, the resale of restricted securities such as the Stock, but that Rule 144 is not currently, and may not in the future become, available to permit resales by him of any Securities. The Executive understands that, to the extent that Rule 144 is not available, he will be unable to sell any Securities without either registration under the Act or the existence of another exemption from such registration requirement. The Company has no obligation to register any Securities except as expressly provided in

Section 7 of this Agreement.

         2.       LEGEND OF CERTIFICATES.  Each stock certificate of the

Company issued to represent any Securities shall bear the following (or a substantially equivalent) legend on the face or reverse side thereof:

                  "The transfer of these securities is subject to restrictions set forth in a Stockholder Agreement, dated as of March 4, 1996, and any amendments thereto, a copy of which is available for inspection at the office of the Corporation. The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and no sale, gift, transfer or other disposition thereof or

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                  of any interest therein shall be valid or effective (i)
                  unless and until registered pursuant to the provisions of such Act and registered or qualified under applicable state securities or`blue sky' laws, or (ii) unless exemption from registration (determined pursuant to the provisions of said Agreement) is available."

Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon the completion of a public distribution of Securities represented thereby) shall also bear such legend, unless in the opinion of counsel for the Company the securities represented thereby need no longer be subject to the restrictions contained in Sections 1 and 2 of this Agreement. The provisions of Sections 1,

2, 3, 4, 5, 6 and 7 of this Agreement shall be binding upon, and shall inure to the benefit of, the Executive and all subsequent record or beneficial holders of

Securities who acquired the same directly or indirectly from the Executive in a transaction or series of transactions not involving any public offering (a

"Holder"). The Company agrees that it will not transfer on its books any certificate for Securities in violation of the provisions of this Agreement.

         3. TRANSFER OF SECURITIES. (a) The Executive agrees with the Company that he will not, prior to March 4, 2001, directly or indirectly, sell, pledge

(except as provided in Section 3(d)), give, bequeath, transfer, assign or in any other way whatsoever encumber or dispose of (hereinafter collectively called

"transfer") any Securities (or any interest therein), any stock certificate representing same or any voting trust certificate issued with respect to said securities, now or hereafter at any time owned by him, except as permitted by this Agreement or as may be specifically authorized by the Board of Directors of the Company provided, however, that the restrictions imposed by this subsection shall cease and terminate upon the completion of the first

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offering of shares of the Company's common stock to the public pursuant to a registration statement filed under the Act.

            (b)         If, after March 4, 2001, but prior to the time of the

completion of the first offering of shares of the Company's common stock to the public pursuant to a registration statement filed under the Act, the Executive desires to sell any Securities owned by him other than to the Company and if the

Executive shall have received a bona fide arms' length written offer (a "Bona

Fide Offer") from an independent party unrelated to the Executive (the "Outside

Party") for the purchase of such Securities, the Executive shall give a notice in writing (the "Option Notice") to the Company setting forth such desire, which notice shall set forth at least the name and address of the Outside Party and the price and terms of the Bona Fide Offer and be accompanied by a copy of the

Bona Fide Offer. Upon the giving of such Option Notice, the Company shall have the option to purchase all (but not less than all) of the securities specified in the Option Notice, said option to be exercised within twenty (20) days after the giving of such Option Notice, by giving a counter notice to the Executive.

If the Company elects to purchase all of such securities, it shall be obligated to purchase, and the Executive shall be obligated to sell, such Securities at the price and on the terms indicated in the Bona Fide Offer, except that the closing shall be held on the 45th day after the giving of the Option Notice (or if such day is not a business day, on the next following business day) at 10:30

A.M., local time, at the registered office of the Company in the State of

Delaware, or at such other time and place as may be mutually agreed to by the

Company and the Executive. If the Company does not elect to purchase all of such

Securities as aforesaid, the Executive thereafter, at any time within a period of three
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months from the giving of said Option Notice, may transfer all (but not less than all) of such Securities to the Outside Party at the price and on the terms contained in the Bona Fide Offer (and such Outside Party shall take such

Securities subject to the provisions of Sections 1(c) and 2 hereof);

provided, however, that in the event the Executive has not so transferred said

Securities to the Outside Party within said three month period, then said

Securities thereafter shall continue to be subject to all of the restrictions contained in this Agreement. Notwithstanding the foregoing, if the Company elects to purchase all of such Securities covered by the Option Notice but such purchase would result in materially adverse tax consequences to the Executive,

the Executive may, at his option, withdraw his Option Notice and retain the securities covered by the Option Notice, which shall continue to be subject to the terms and provisions of this Agreement.

            (c)       Notwithstanding anything to the contrary contained in this

Agreement, Executive shall not be under any restriction contained in this

Section 3 as to the transfer by him of his Securities to his Related Transferees

(as defined herein) provided that each such Related Transferee shall first (i)

execute a written consent in form and substance satisfactory to the Company to be bound by all of the provisions of this Agreement and (ii) give a duplicate original of such consent to the Company. The "Related Transferees" of Executive

shall consist of the Executive's spouse, his adult lineal descendants, the adult spouses of his lineal descendants, custodians for his minor lineal descendants,

trusts solely for the benefit of the Executive, his spouse or his minor or adult lineal descendants, court-appointed representatives of the Executive, his spouse, any of his lineal descendants or the spouse of any thereof, and, in the event of death, his personal representatives (in their capacities as such),

estate and named beneficiaries. In the
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event of any transfer by the Executive to his Related Transferees of all or

any part of his Securities (or in the event of any subsequent transfer by any such Related Transferee to another Related Transferee), such Related

Transferees shall receive and hold said Securities subject to the terms of this

Agreement and the rights and obligations hereunder as though said Securities were still owned by the Executive, and such Related Transferees shall be deemed the Executive for the purposes of this Agreement. There shall be no further transfer of such Securities by a Related Transferee except between and among such Related Transferee, the Executive, and the other Related Transferees of the Executive, or except as permitted by this Agreement.

         (d)    Notwithstanding anything to the contrary contained in this

Agreement, the Executive shall be entitled to pledge the Stock issued to him (or his interest therein) to secure a loan made to him by the Company, a bank or other recognized financial institution for the sole purpose of financing (to the full extent of such loan) the taxes required with respect to the issuance of the

Stock to him; provided that any such pledgee bank or financial institution accepts such pledge subject to all of the provisions of this Agreement. All stock acquired or transferred by any such pledge bank in connection with any such pledge shall be subject to all of the provisions of this Agreement.


         4. TERMINATION OTHER THAN BY EMPLOYEE. Upon the termination of

Executive's employment for any reason other than Executive's resignation (a

"Sale Event"), but only if the event occurs on or before the completion of the first offering of shares of the Company's common stock to the public pursuant to a registration statement filed under the Act (and subject also to the provisions of the next succeeding sentence), the personal representative of the deceased

Executive,
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the disabled Executive or the terminated Executive, as the case may be (herein called the "Seller"), may, at his option exercisable by written notice (a "Sale Notice") delivered to the Company within 90 days after the applicable Sale Event (or, in the event the applicable Sale Event is the death of the Executive, within 60 days after the appointment and qualification of the deceased Executive's personal representative), elect to sell all, but not less than all, of the Securities owned at the time of the Sale Event by the deceased or terminated Executive (and the Related Transferees, if any, of such deceased or terminated Executive) or thereafter acquired pursuant to option agreements with the Company, and upon the giving of such Sale Notice the Seller (and his

Related Transferees, if applicable) shall be obligated to sell and the Company shall be obligated to buy the Securities covered by the Sale Notice at the purchase price and on the terms provided in Section 6 hereof. In the event a purchase of Securities pursuant to this Section 4 shall be prohibited or would cause a default under the terms of any institutional credit agreement,

indenture or other like instrument with respect to the borrowing of money, in each case as the same may be amended from time to time, the obligations of the

Seller and the Company pursuant to this Section shall be suspended until such time as such prohibition first lapses or is waived and no such default would be caused. (For the purposes of Section 6, the date of such lapse or waiver shall be deemed the relevant Sale Event for purposes of the purchase and sale of

Securities pursuant to this Section 4 which are subject to any such prohibition.) The Company shall use reasonable efforts to obtain a waiver of any such prohibition, but shall not be obligated to incur any additional interest or other costs or charges or to make any prepayment with respect to any indebtedness in connection with such efforts.

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         5.   TERMINATION BY RESIGNATION. In the event of the resignation by the

Executive of his employment with the Company and its subsidiaries (a

"Purchase Event"), but only if before the completion of the first offering of shares of the Company's common stock to the public pursuant to a registration statement filed under the Act, the Company may, at its option exercisable by written notice (a "Purchase Notice") delivered to the Executive within 90 days after the applicable Purchase Event, elect to purchase, and, upon the giving of such notice, the Company shall be obligated to purchase and the

Executive (and his Related Transferees, if any) shall be obligated to sell,

all, but not less than all, of the Securities owned at the time of the

Purchase Event by the Executive (and his Related Transferees, if any) or

which shall thereafter be acquired pursuant to option agreements with the

Company at the purchase price and on the terms provided in Section 6 hereof.

For the purposes of this Section 5, the term "Related Transferees" shall refer to those persons identified in Section 3(c) hereof.

         6.   PURCHASE PRICE, CLOSING AND TERMS OF PAYMENT. (a) The purchase price to be paid for each share of Common Stock purchased pursuant to Section 4 or Section 5 hereof shall be the "Fair Market Value" of such share as of the end of the Company's most recent fiscal year prior to the Sale Event or

Purchase Event, less the amount of any distributions with respect to such share made by the Company since that date. The "Fair Market Value" of each share of

Common Stock shall be determined as follows: For a period of thirty (30) days after the giving of a Sale Notice or a Purchase Notice pursuant to Section 4 or

Section 5, as the case may be, the Company and the Seller shall use their best efforts to agree upon such "Fair Market Value". Should they fail to reach agreement within such thirty-day period, such "Fair Market Value" shall be


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determined by Duff & Phelps or such other firm of investment bankers or valuation consultants as may be designated by the Company subject to the approval of the Seller not unreasonably withheld (which designation shall be made within fifteen (15) days after end of such thirty-day period), which determination shall be final and binding upon the Company and the Seller (and his Related Transferees, if any). The Company shall pay the fees and expenses of such investment bankers or valuation consultants.

          (b)      The closing for all purchases and sales of Securities

provided for in Sections 4 and 5 hereof shall be held at the principal executive offices of the Company at 10:30 o'clock A.M., on the 60th day after the giving of the applicable Sale Notice or Purchase Notice, or, if later, on the day any securities are acquired pursuant to option agreements with the Company, but subject, in all cases, to the provisions of Section 6(a) hereof; provided,

however, that if the Executive or a Related Transferee who has become obligated to sell Securities hereunder is deceased on the closing date as aforesaid and such deceased person's personal representative shall not have been appointed and qualified by such date, then the closing shall be postponed until the l0th day after the appointment and qualification of such personal representative. If the aforesaid closing date falls on a day which is not a business day, then the closing shall be held on the next succeeding business day.

                  (c) The purchase price for the purchase and sale of Securities pursuant to the provisions hereof shall be paid in cash, by certified or official bank check.

                  (d) The sellers of Securities sold pursuant to Section 4 or 5 hereof shall cause such Securities to be delivered to the Company at the aforesaid closing free and clear of all liens,

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charges and encumbrances of any kind. Such sellers shall take all actions as the

Company shall request as necessary to vest in the Company at such closing good and marketable title to such Securities, free and clear of all liens, charges and encumbrances.

         7.        REGISTRATION RIGHTS.  (a)  If the Company at any time

proposes to register any shares of its common stock under the Act, whether or not for sale for its own account, for sale to the public under the Act, the

Company shall give written notice of the proposed registration to each Holder at least 30 days prior to the filing thereof. Each Holder shall have the right to request that all or any part of his shares of Common Stock be included in such registration by giving written notice to the Company within 15 days after the giving of such notice by the Company (any Holder giving the Company a notice requesting that shares of Common Stock owned by him be included in such proposed registration being hereinafter referred to in this Section 7 as a

"Registering Holder"); provided, however, that (i) if the registration is an underwritten primary registration on behalf of the Company and the managing underwriters of such offering determine that the aggregate amount of shares of the Company which all Registering Holders and all other security holders of the

Company ("Other Holders") propose to include in such registration statement would interfere with such underwritten public offering, the Company will include in such registration, first, the shares which the Company proposes to sell and, second, the number of shares of Common Stock of such Registering

Holders and the number of shares to be sold for the account of Other Holders requested to be included in such registration that, in the opinion of the managing underwriters, would not interfere with such primary public offering,

pro rata among all such Registering prospective underwriters selected or approved by the Company and on the

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terms and subject to the conditions of one or more underwriting agreements negotiated between the Company and/or Other Holders demanding registration and the prospective underwriters. The Company may withdraw any registration statement described in this Section 7(a) at any time before it becomes effective, or postpone the offering of securities, without obligation or liability to any Holder. Notwithstanding the foregoing, no Holder shall have the right hereunder to participate in the first underwritten public offering of shares of common stock by the Company for its own account, and the Company shall have no obligation to provide any Holder with written notice thereof.

The rights provided in this Section 7(a) shall not apply to any Holder to whom the Company shall deliver an opinion of its counsel that all of the shares of

Common Stock which such Holder proposes to sell may lawfully be sold or distributed publicly without registration within a period of six months commencing on the date which is sixty days after the date of such Holder's registration request.

             (b)      In connection with any registration of shares of Common

Stock under the Act pursuant to this Agreement, the Company will furnish each

Holder whose shares of Common Stock are registered thereunder with a copy of the registration statement and all amendments thereto and will supply each such

Holder with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration. The Company shall not, however, be required to maintain the registration statement and to supply copies of a prospectus for a period beyond 90 days after the effective date of such registration statement and, at the end of such period, the Company may deregister any shares of

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Common Stock covered by such registration statement and not then sold or distributed. In connection with any such registration of shares of Common

Stock, the Company will, at the request of the managing underwriters with respect thereto, use reasonable efforts to qualify such registered shares for sale under the securities or "blue sky" laws of such states as is reasonably required to permit the distribution of such registered shares, provided that the Company shall not be required in connection therewith or as a condition thereof to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject.

            (c)     Notwithstanding any other provision of this Section 7, the

Executive agrees that he will not (and it shall be a condition to the rights of each Holder under this Section 7 that such Holder does not) offer for public sale any Securities during the 7 days prior to and the 90 days after the effective date of any registration statement in connection with an underwritten public offering, unless such Securities are covered by such registration statement or a separate effective registration statement.

             (d)    Except as otherwise required by state securities or "blue

sky" laws or the rules and regulations promulgated thereunder, all expenses,

disbursements and fees incurred by the Company in connection with carrying out its obligations under this Section 7 shall be borne by the Company; however,

each Holder shall pay (i) all costs and expenses of counsel for such Holder, if such counsel is not also counsel for the Company, (ii) all underwriting discounts, commissions and expenses and all transfer taxes with respect to the shares sold by such Holder,

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and (iii) all other expenses incurred by such Holder and incidental to the sale and delivery of the shares to be sold by such Holder.

                  (e)    It shall be a condition of each Holder's rights

hereunder to have shares of Common Stock owned by him registered that:

                           (i) such Holder shall cooperate with the Company by

                  supplying information and executing appropriate documents

                  relating to such Holder or the securities of the Company owned by such Holder in connection with such registration;

                           (ii) such Holder shall enter into any undertakings

                  and take such other action relating to the conduct of the

                  proposed offering which the Company or the underwriters may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of The National Association of Securities

                  Dealers, Inc. or otherwise to effectuate the offering; and

                           (iii) such Holder shall execute and deliver an

                  agreement to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the

                  registration statement, any underwriter ( defined in the Act),

                  and each person, if any, who controls the Company or such

                  underwriter within the meaning of the Act, against such

                  losses, claims, damages liabilities (including

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                  reimbursement for legal and other expenses) to which the

                  Company or any such director officer, underwriter or

                  controlling person may become subject under the Act or

                  otherwise, in such manner as customary for registrations of the type then proposed and, in any event, equivalent in scope to indemnity given by the Company in connection with such

                  registration, but only with respect to information furnished

                  b such Holder in connection with such registration.

                 (f)    In the event of any registration under the Act of shares

of Common Stock pursuant to this Section 7, the Company hereby agrees to indemnify and hold harmless each Holder disposing of such shares against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such Holder may become subject under the Act or otherwise, in such manner as is customary for registrations of the type then proposed but not with respect to information furnished by such Holder in connection with such registration.

         8.    NOTICES. All notices or other communications under this Agreement shall be given in writing and shall be deemed duly given on the third full business day following the day of the mailing thereof by registered or certified mail, return receipt requested, or when delivered personally, as follows:

                (a)     if to the Company, at its principal executive offices at

the time of the giving of such notice, or at such other place as the Company shall have designated by notice as herein provided to the Executive;

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                (b)    if to the Executive, at the address which appears below

his name on the Signature Page, or at such other place as the Executive shall have designated by notice as herein provided to the Company; and

                (c)    if to any other Holder, at such Holder's last address

appearing in the Company's stock transfer records.

         9.    SPECIFIC PERFORMANCE.  Due to the fact that the securities of the

Company cannot be readily purchased or sold in the open market, and for other reasons, the parties will be irreparably damaged in the event that this

Agreement is not specifically enforced. In the event of a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies,

be entitled (without any bond or other security being required) to a temporary and/or permanent injunction, without showing any actual damage or that monetary damages would not provide an adequate remedy, and/or a decree for specific performance, in accordance with the provisions hereof.

         10.    MISCELLANEOUS. (a) This writing, TOGETHER WITH THE RESTRICTED

STOCK AGREEMENT AND THE STOCK OPTION AGREEMENT, constitute the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by the Company

(following the specific approval of such modification or amendment by the

Company's Board of Directors) and the Executive. Anything in this Agreement to the contrary notwithstanding (and without limiting the rights of the owners of all of the then outstanding securities to amend, modify or terminate this

Agreement), any modification or amendment of this Agreement by a written agreement signed by, or binding upon,

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the Executive shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this

Agreement (including all Holders hereunder) in respect of the Securities originally acquired by the Executive.

                  (b) No waiver of any breach or default hereunder shall be

considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. Anything in this Agreement to the contrary notwithstanding, any waiver, consent or other instrument under or pursuant to this Agreement signed by, or binding upon, the

Executive shall be valid and binding upon any and all persons or entities (other than the Company) who may, at any time, have or claim any rights under or pursuant to this Agreement (including all Holders hereunder) in respect of the

Securities originally acquired by the Executive.

                  (c) Except as otherwise expressly provided herein, this

Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Executive and his heirs, personal representatives, successors and assigns; provided, however, that (i) nothing contained herein shall be construed as granting the Executive the right to transfer any of his Securities except in accordance with this Agreement, and

(ii) the Executive shall have no rights hereunder (other than in respect of the indemnification provisions herein contained) after he ceases to own any

Securities.

         (d) If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

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                  (e) The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of the sections.

                  (f) Each party hereto shall cooperate and shall take such

further action and shall execute and deliver such further documents may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

                  (g)      Whenever the pronouns "he" or "his" are used herein

they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as through in the plural and words in the plural shall be read and construed as though in the singular in all cases where they would so apply.

                  (h)      This Agreement may be executed in counterparts, all

of which taken together shall be deemed one original.

                  (i)      This Agreement shall be deemed to be a contract

under the laws of the State of Delaware and for all purposes shall be construed and enforced in accordance with the internal laws of said state without regard to the principles of conflicts of law.

(j)    Notwithstanding anything to the contrary contained in this Agreement, the

Executive may pay the taxes required with respect to the vesting of restricted shares of stock by transferring vested shares of Stock to the Company. For this purpose the per share value of the shares to be transferred to the Company shall be the same as the per share value used in computing the taxes on the shares which are vesting.
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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                                SEALY CORPORATION

                                                 By:  /s/ Sealy Corporation
                                                   ----------------------------


                                                 ------------------------------
                                                 Executive

                                                 Address-----------------------



                                                 ------------------------------

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